                                                                  EXHIBIT 10(d)2

                               FIRST AMENDMENT TO
              THIRD AMENDED AND RESTATED COMMITTED FACILITY LETTER

          This First Amendment to Third Amended and Restated Committed Facility Letter is dated as of December 14, 2004, by and among ALLETE, INC., a Minnesota corporation (the "COMPANY"), the banks from time to time party to the Committed Facility Letter (as hereinafter defined) (each a "BANK" and collectively the "BANKS") and LASALLE BANK NATIONAL ASSOCIATION, in its capacity as agent for the Banks (in such capacity, the "AGENT").

                                WITNESSETH THAT:

          WHEREAS,  the  Company,  the  Banks  and the  Agent  are party to that certain Third Amended and Restated Committed Facility Letter dated as of December 23, 2003 (together with all exhibits, schedules, attachments, appendices and amendments thereof, the "COMMITTED FACILITY LETTER"); and

          WHEREAS, the Company has requested that the Committed Facility Letter be amended as set forth herein and the Banks are agreeable to such request on the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Banks and the Agent hereby agree as follows:

     1. The parties hereto desire to extend the term of the Facility for an additional three years. Accordingly, the penultimate sentence of the second paragraph of the Committed Facility Letter is hereby deleted in its entirety and the following sentence is hereby substituted therefor:

          "This Facility shall terminate on December 14, 2007 (the "TERMINATION DATE")."

     2. The definition of "Applicable Margin" appearing in Section 8 of the Committed Facility Letter is hereby deleted in its entirety and the following definition is hereby substituted therefor:

          "APPLICABLE MARGIN" means (i) with respect to Eurodollar Loans, (a) 0.425% per annum for any day Level I Status exists; (b) 0.550% per annum for any day Level II Status exists; (c) 0.675% per annum for any day Level III Status exists; (d) 0.800% per annum for any day Level IV Status exists; and (e) 1.300% per annum for any day Level V Status exists; and (ii) with respect to Prime Rate Loans, (a) 0.000% per annum for any day Level I Status exists; (b) 0.000% per annum for any day Level II Status

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          exists;  (c)  0.000% per annum for any day Level III Status exists; (d) 0.500% per annum for any day Level IV Status exists; and (e) 1.500% per annum for any day Level V Status exists.

     3. The parties hereto desire to reduce the aggregate amount available to be borrowed by the Company under the Facility. Accordingly, the Commitments of each Bank shall equal the amount set forth opposite the name of such Bank on the signature pages hereto.

     4.  Section  4(b)  specifying  the  conditions   precedent  to  the  Banks'
obligations to make Loans is hereby deleted in its entirety and the following new Section 4(b) is substituted in lieu thereof:

          "The obligation of each Bank to make any Loan (including the initial Loan) shall be subject to the following statements being true and correct before and after giving effect to such Loan: (i) the representations and warranties set forth in Section 5 shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and (ii) no Event of Default or Unmatured Event of Default shall have occurred and be continuing, PROVIDED that this subsection 4(b)(ii) shall not apply to an Event of Default occurring solely under clause (vii) of subsection 7(a) with respect to a Loan if the proceeds of such Loan will be used exclusively to repay the Company's commercial paper (and, in the event of any such Loan, the Agent may require the Company to deliver information sufficient to disburse the proceeds of such Loan directly to the holders of such commercial paper or a paying agent therefor)."

     5. Except as expressly amended hereby, the Committed Facility Letter and all other documents executed in connection therewith shall remain in full force and effect in accordance with their respective terms. The Committed Facility Letter, as amended hereby, and all rights and powers created thereby and thereunder or under such other documents are in all respects ratified and confirmed. From and after the date hereof, the Committed Facility Letter shall be deemed to be amended and modified as herein provided and, except as so amended and modified, the Committed Facility Letter shall continue in full force and effect in accordance with its terms and the Committed Facility Letter and this Amendment shall be read, taken and construed as one and the same instrument. On and after the date hereof the term "AGREEMENT" as used in the Committed Facility Letter and all other references to the Committed Facility Letter in the Committed Facility Letter, the other documents executed in connection therewith and/or herewith or any other instrument, document or writing executed by the Company or any other person or furnished to the Agent and/or the Banks by the Company, or any other person

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in connection  herewith or  therewith, shall be deemed to  be a reference to the
Committed Facility Letter as hereby amended.

     6. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

            (a) The Company shall pay to the Agent for the account of the Banks based upon each Bank's pro rata portion of the aggregate Commitments, the renewal fee set forth in that certain renewal fee letter of even date herewith by and between the Agent and the Company, together with such other fees for the account of Agent, as set forth in that certain agent fee letter, also of even date herewith;

            (b) The Company shall have executed and delivered this Amendment to Agent together with such other documents and instruments as Agent may reasonably require;

            (c) No Default or Event of Default shall have occurred and be continuing;

            (d) The Company shall have executed and delivered to each Bank a new Note (in substitution and without effecting a novation of any existing Note, which existing Note shall be surrendered by each such Bank, marked "Cancelled and Substituted") corresponding in maximum principal amount to the Commitment of each such Bank as set forth on the signature pages hereof;

            (e) Agent shall have received an opinion of counsel to the Company in form and substance reasonably acceptable to Agent; and

            (f) Agent shall have received a certificate of the Secretary of the Company having attached (i) a copy of the resolution of the Company authorizing the execution, delivery and performance of this Amendment and the transactions contemplated hereunder, certified by the Secretary of the Company; (ii) an incumbency certificate showing the names and titles, and bearing the signatures of, the officers of the Company authorized to execute this Amendment; and (iii) true, correct and complete, copies of its constituent and governance documents.

     7. On and as of the date hereof, the Company represents and warrants to the Banks that:

            (a) The representations and warranties contained in this Amendment and the Committed Facility Letter are true and correct in all material respects, in each case as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date (and then as of such earlier date); and

            (b) Both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result from the execution and delivery of this Amendment; and

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            (c) The Company is, and will be, in full  compliance with all of the material terms, conditions and all other provisions of this Amendment and the Credit Documents; and

            (d) This Amendment has been duly authorized, executed and delivered on its behalf, and both the Committed Facility Letter, both before being amended and supplemented hereby and as amended and supplemented hereby, and this Amendment constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except to the extent that a remedy or default may be determined by a court of competent jurisdiction to constitute a penalty and except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights or by general principles of equity.

     8. This Amendment shall be construed in accordance with and governed by the internal laws of the State of Illinois, without regard to its conflicts of laws principles.

     9. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may also be signed by facsimile, and any facsimile signature hereto shall for all purposes be deemed an original signature.

     10. Except as otherwise specified herein, this Amendment embodies the entire agreement and understanding between the Company and the Banks with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

     11. This Amendment shall be binding upon and inure to the benefit of the Banks and their successors and assigns and the Company and its permitted successors and assigns.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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          IN  WITNESS  WHEREOF,  the  parties  hereto  have  caused  this  First
Amendment to Third Amended and Restated Committed Facility Letter to be duly executed and delivered by their duly authorized officers as of the day and year first above written.


THE COMPANY:                          ALLETE, INC., a Minnesota corporation
-----------

                                      By:     /s/ James Vizanko
                                            ------------------------------------
                                      Name:   James K. Vizanko
                                            ------------------------------------
                                      Title:  Sr. Vice President and CFO
                                            ------------------------------------


AGENT/BANKS:                          LASALLE BANK NATIONAL
-----------                           ASSOCIATION, in its individual capacity
                                      as a Bank and as Agent
Commitment: $26,000,000
                                      By:     /s/ Denis J. Campbell, IV
                                            ------------------------------------
                                      Name:   DENIS J. CAMPBELL, IV
                                            ------------------------------------
                                      Title:  SENIOR VICE PRESIDENT
                                            ------------------------------------


                                      By:     /s/ Matthew D. Rodgers
                                            ------------------------------------
                                      Name:   MATTHEW D. RODGERS
                                            ------------------------------------
                                      Title:  ASSISTANT VICE PRESIDENT
                                            ------------------------------------



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                                                                  SIGNATURE PAGE
         FIRST AMENDMENT TO THIRD AMENDED AND RESTATED COMMITTED FACILITY LETTER
                                                               DECEMBER 14, 2004

OTHER BANKS:
-----------

Commitment: $18,500,000               U.S. BANK NATIONAL ASSOCIATION


                                      By:     /s/ Christopher W. Rupp
                                            ------------------------------------
                                      Name:   Christopher W. Rupp
                                            ------------------------------------
                                      Title:  Assistant Vice President
                                            ------------------------------------


Commitment: $18,500,000               WELLS FARGO BANK,
                                      NATIONAL ASSOCIATION

                                      By:     /s/ Mark Halldorson
                                            ------------------------------------
                                      Name:   Mark H. Halldorson
                                            ------------------------------------
                                      Title:  Vice President
                                            ------------------------------------

                                      By:     /s/ Jennifer Barrett
                                            ------------------------------------
                                      Name:   Jennifer D. Barrett
                                            ------------------------------------
                                      Title:  Vice President & Loan Team Manager
                                              Wells Fargo Bank,
                                              National Association
                                            ------------------------------------


Commitment: $22,000,000               JPMORGAN CHASE BANK, N.A.

                                      By:     /s/ Michael J. DeForge
                                            ------------------------------------
                                      Name:   MICHAEL J. DeFORGE
                                            ------------------------------------
                                      Title:  VICE PRESIDENT
                                            ------------------------------------


Commitment: $15,000,000               THE BANK OF TOKYO- MITSUBISHI, LTD.,
                                              CHICAGO BRANCH

                                      By:     /s/ Patrick McCue
                                            ------------------------------------
                                      Name:   Patrick McCue
                                      Title:  Vice President & Manager